EXHIBIT 10.31


                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                          DATED MAY 1, 1999, BETWEEN
                         FIRST HEALTH GROUP CORP. AND
                               PATRICK G. DILLS


 THIS AMENDMENT is entered into this 10th day of January 2002 ("Amendment Effective Date") by and between First Health Group Corp. ("Company") and Patrick G. Dills ("Employee").

 WHEREAS, Company and Employee have previously entered into a certain Employment Agreement, dated May 1, 1999 ("Agreement"), amended February 1, 2000; and

 WHEREAS, Company and Employee desire to amend the Agreement with respect to term and time commitment.

 NOW, THEREFORE, in consideration of the initial covenants and agreements set forth herein and in the Agreement, the parties agree as follows:

 1. Section 2 Term is deleted and replaced with the following: Term. Beginning on the Effective Date of the Agreement, the Initial Term of this Agreement will be through December 31, 2003, and will automatically renew, unless earlier terminated pursuant to Section 6 hereof.

 2. Section 4 Time Commitment is amended by the addition of the following phrase to the second sentence of the Section: "; provided, however, that after March 31, 2003, Employee may request a reduction in his time commitment with an appropriate adjustment to compensation, which request will be given reasonable consideration by Company."

 IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Employment Agreement, in the State of Illinois, as of the date and year first above written.

                                         The Company:
                                         First Health Group Corp.

                                         By:  _______________________
                                         Its: President and
                                              Chief Executive Officer


                                         Employee:

                                         ____________________________
                                         Patrick G. Dills